PRUDENTIAL WORLD FUND, INC.

PGIM Jennison Global Opportunities Fund

PGIM Jennison International Opportunities Fund (each a “Fund” and collectively, the “Funds”)

Supplement dated October 1, 2024, to each Fund’s

Currently Effective Statement of Additional Information (“SAI”)

As of October 1, 2024, each Fund’s management fee schedule will be amended. To reflect these changes, each Fund’s SAI is hereby revised as follows effective October 1, 2024:

1.In the section of each SAI entitled “MANAGEMENT & ADVISORY ARRANGEMENTS-MANAGER” the rates in the Management Fee Rates table with respect to the Fund are hereby deleted and replaced with the following:

Management Fee Rate (effective October 1, 2024):

0.825% up to $1 billion of the Fund's average daily net assets;

0.80% over $1 billion to $5 billion of the Fund's average daily net assets; 0.78% over $5 billion to $10 billion of the Fund's average daily net assets; 0.77% over $10 billion.

Management Fee Rate (prior to October 1, 2022):

0.825% up to $1 billion of the Fund's average daily net assets;

0.800% over $1 billion to $5 billion of the Fund's average daily net assets; 0.780% over $5 billion of the Fund's average daily net assets.

Management Fee Rate (prior to July 1, 2022):

0.825% up to $1 billion of the Fund's average daily net assets; 0.800% over $1 billion of the Fund's average daily net assets.

LR1483